Exhibit 21.1

Subsidiaries of Arthur J. Gallagher & Co.

The following is a list of all of the majority-owned and consolidated subsidiaries of Arthur J. Gallagher & Co. as of December 31, 2022.

Company Name	Domicile
2950 Land Company Manager, LLC	Delaware
2950 Land Company, LLC	Delaware
A.C.N. 113 929 516	Australia
A.C.N. 003 030 180 Pty Ltd	Australia
A.C.N. 060 973 908 Pty Ltd	Australia
A.C.N. 061 063 303 Pty Ltd	Australia
A.C.N. 082 404 859 Pty Ltd	Australia
A.C.N. 082 459 372 Pty Ltd	Australia
A.C.N. 149 809 825 Pty Ltd	Australia
A.C.N. 161 935 235 Pty Ltd	Australia
ACE (Helias) LLC	Greece
ACE Insurance Brokers Company W.L.L.	Kuwait
ACE Insurance Brokers LLC	Oman
ACE Insurance Brokers LLC (UAE)	United Arab Emirates
ACE Insurance Brokers SARL	Lebanon
ACE Insurance Brokers W.L.L. (Behrain)	Bahrain
ACE Gallagher Arabia Insurance Brokers Limited (Saudi Arabia)	Saudi Arabia
ACE Gallagher Arabia Insurance Consultants Limited	Saudi Arabia
ACE Re Gallagher Arabia ReInsurance Brokers Limited	Saudi Arabia
Admas & Porter Sociedade De Corretagem De Seguros Ltda.	Brazil
AHC Digital LLC	Minnesota
AJG Coal, LLC	Delaware
AJG Financial Services, LLC	Delaware
AJG Holding (Chile) SpA	Chile
AJG Meadows, LLC	Delaware
AJG North America ULC	Canada
AJG RCF LLC	Delaware
AJGRMS Of Louisiana, LLC	Louisiana
Alesco Risk Management Services Limited	United Kingdom
Alize Ltd.	Bermuda
Allied Claims Administration, Inc.	Georgia
American Freedom Carriers, Inc.	Indiana
Another Day Investigations Limited	United Kingdom
Another Day Limited	United Kingdom
Anthony Hodges Consulting Limited	United Kingdom
Antrobus Investments Limited	United Kingdom
Arab Commercial Enterprises W.L.L.	Kuwait
Argentis Financial Group Limited	United Kingdom
Argentis Financial Management Limited	United Kingdom

Artex Advisory & Analytics Ltd.	Bermuda
Artex Corporate Services (Bermuda) Ltd.	Bermuda
Artex Corporate Services (Cayman) Ltd.	Cayman Islands
Artex Corporate Services (Gibraltar) Limited	Gibraltar
Artex Corporate Services (Malta) Limited	Malta
Artex Fund Services Ltd.	Bermuda
Artex Fund Services USA, Inc.	Delaware
Artex Holdings (Gibraltar) Limited	Gibraltar
Artex Holdings (Malta) Limited	Malta
Artex ILS Services UK Ltd	United Kingdom
Artex Insurance (Cayman) SPC Limited	Cayman Islands
Artex Insurance (Guernsey) PCC Limited	Guernsey
Artex Insurance (Tennessee) PCCIC, Inc.	Delaware
Artex Insurance Brokers (Malta) PCC Limited	Malta
Artex Insurance ICC Limited	Guernsey
Artex Insurance Management (Bermuda) Ltd.	Bermuda
Artex Insurance Management (Cayman) Ltd.	Cayman Islands
Artex Insurance Management (Ireland) Limited	Ireland
Artex Intermediaries Ltd.	Bermuda
Artex Risk Solutions (Bermuda) Limited	Bermuda
Artex Risk Solutions (Cayman) Limited	Cayman Islands
Artex Risk Solutions (Gibraltar) Limited	Gibraltar
Artex Risk Solutions (Guernsey) Limited	Guernsey
Artex Risk Solutions (International) Limited	Guernsey
Artex Risk Solutions (Malta) Limited	Malta
Artex Risk Solutions (Singapore) Pte. Ltd.	Singapore
Artex Risk Solutions (UK) Ltd	United Kingdom
Artex Risk Solutions, Inc.	Tennessee
Artex Risk Solutions, Inc. (Anguilla)	Anguilla
Artex SAC Limited	Bermuda
Artex Services (Private) Limited	Sri Lanka
Arthur J Gallagher (Norway) Holdings AS	Norway
Arthur J Gallagher Sweden AB	Sweden
Arthur J. Gallagher & Co (AUS) Limited	Australia
Arthur J. Gallagher & Co.	Delaware
Arthur J. Gallagher & Co. (Bermuda) Limited	Bermuda
Arthur J. Gallagher (Bermuda) Holding Partnership	Bermuda
Arthur J. Gallagher (Illinois), LLC	Illinois
Arthur J. Gallagher (Life Solutions) Pty Ltd	Australia
Arthur J. Gallagher (Singpore) Pte Ltd	Singapore
Arthur J. Gallagher (U.S.) LLC	Delaware
Arthur J. Gallagher (UK) Limited	United Kingdom
Arthur J. Gallagher Asesoria S.A.C.	Peru
Arthur J. Gallagher Australasia Holdings Pty Ltd	Australia
Arthur J. Gallagher Brokerage & Risk Management Services, LLC	Delaware

Arthur J. Gallagher Broking (NZ) Limited	New Zealand
Arthur J. Gallagher Canada Limited	Canada
Arthur J. Gallagher Chile Corredores de Reaseguros S.A. (AJG Chile Re)	Chile
Arthur J. Gallagher Consulting GmbH	Switzerland
Arthur J. Gallagher Corredores de Seguros S.A.	Colombia
Arthur J. Gallagher Corredores de Seguros S.A. (AJG Chile Retail)	Chile
Arthur J. Gallagher Financial Services Professionals Risk Purchasing Group,LLC	California
Arthur J. Gallagher Group Quebec ULC	Canada
Arthur J. Gallagher Holdings (UK) Limited	United Kingdom
Arthur J. Gallagher Insurance Brokers (Ireland) Limited	Ireland
Arthur J. Gallagher Insurance Brokers Limited	United Kingdom
Arthur J. Gallagher Latin America, LLC	Illinois
Arthur J. Gallagher Perú Corredores de Reaseguros S.A.	Peru
Arthur J. Gallagher Perú Corredores de Seguros S.A.	Peru
Arthur J. Gallagher Re Colombia Ltda. Corredores de Reaseguros	Colombia
Arthur J. Gallagher Real Estate Risk Purchasing Group, LLC	California
Arthur J. Gallagher Risk Management Services, LLC	Delaware
Arthur J. Gallagher Service Company, LLC	Delaware
Arthur J. Gallagher Services (UK) Limited	United Kingdom
ASHGROVE Insurance Services Limited	United Kingdom
Aurenda Pty Ltd	Australia
Aurenda Training Services Pty Ltd	Australia
Avantek Pty Ltd	Australia
Axe Insurance PCC Limited	Guernsey
Bellisle Pty. Ltd.	Australia
Blueleaf Consulting Pty Limited	Australia
Bluewater Incorporated Cell Insurance Company	Tennessee
Bollinger Insurance Services, Inc.	Delaware
Bollinger, Inc.	New Jersey
Bollington Insurance Brokers Limited	United Kingdom
Bollington Underwriting Limited	United Kingdom
Bollington Wilson Group Limited	United Kingdom
Bollington Wilson Limited	United Kingdom
Bonus Drive Canada Limited	Canada
Cain Insurance Services Ltd.	Canada
Camco One Ltd	United Kingdom
Capsicum ReInsurance Brokers LLP	United Kingdom
CGM Gallagher Insurance Brokers (Trinidad & Tobago) Limited	Trinidad and Tobago
Champs-Elysees Participacoes Ltda.	Brazil
Charity First Insurance Services, Inc.	California
Cheam Insurance Brokers Limited	United Kingdom
Chris Frost Insurance Services Limited	United Kingdom
Churchills International Consulting Limited	United Kingdom
Cintran Claims Canada Limited	Canada
CKH Limited	United Kingdom

CLA (Risk Solutions) Limited	United Kingdom
CLA Acquisitions Limited	United Kingdom
Claims Settlement Agencies Ltd	United Kingdom
Coleman Group (Holdings) Limited	United Kingdom
Coleman Holdings Limited	United Kingdom
Coleman MARINE Limited	United Kingdom
College and University Scholastic Excess Risk Purchasing Group, LLC	California
Complete Financial Balance Pty Ltd	Australia
Compucar Limited	United Kingdom
Consolidated Casualty Specialties, LLC	Delaware
Copper Mountain Assurance, Inc.	Utah
Core Underwriting Services Inc.	Canada
Corporate Services Network Pty Ltd	Australia
Coulter Hurst & Co. Limited	United Kingdom
Countrywide Accident Assistance Limited	United Kingdom
Crombie Lockwood (NZ) Limited	New Zealand
Dalton Browne Limited	United Kingdom
David Fangen Holdings Limited	United Kingdom
David Fangen Limited	United Kingdom
Devitt Insurance Services Limited	United Kingdom
Doyle Insurance Brokers (Wexford) Limited	Ireland
E. Coleman & Co. Limited	United Kingdom
Edelweiss Financial Services Limited	United Kingdom
Effectus Consulting Pty Ltd	Australia
EHE Holdings, LLC	Michigan
Elantis Premium Funding Limited	Australia
Elantis Premium Funding Limited NZ	New Zealand
Erimus Group Limited	United Kingdom
Erimus Holdings Teesside Limited	United Kingdom
F Wilson (Holdings) Limited	United Kingdom
F Wilson (Insurance Brokers) Limited	United Kingdom
F Wilson Group Limited	United Kingdom
Finergy Solutions Pty Ltd	Australia
First Premium, Inc.	Louisiana
Foley Healthcare Limited	United Kingdom
Fortress Financial Solutions Pty Ltd	Australia
Fortress Insurance LLC	Delaware
Foster Leighton & Company Limited	United Kingdom
Foster Leighton Risk Managers Limited	United Kingdom
Four Corners Group Inc.	Canada
Fraser MacAndrew Ryan Limited	New Zealand
Friary Intermediate Limited	United Kingdom
FYI Direct LLC	Delaware
Gallagher Broker Japan, Inc.	Japan
Gallagher (Bermuda) Insurance Solutions Ltd	Bermuda

Gallagher Affinity Insurance Services, Inc.	Illinois
Gallagher Bassett Canada Inc.	Canada
Gallagher Bassett Insurance Services Limited	United Kingdom
Gallagher Bassett International Ltd.	United Kingdom
Gallagher Bassett NZ Limited	New Zealand
Gallagher Bassett Services Pty Ltd	Australia
Gallagher Bassett Services Workers Compensation Victoria Pty Ltd	Australia
Gallagher Bassett Services, Inc.	Delaware
Gallagher Bassett Technical Services, LLC	Delaware
Gallagher Benefit Services (Canada) Group Inc.	Canada
Gallagher Benefit Services (Holdings) Limited	United Kingdom
Gallagher Benefit Services Management Company Limited	United Kingdom
Gallagher Benefit Services Pty Ltd	Australia
Gallagher Benefit Services, Inc.	Delaware
Gallagher Benefits Consulting Limited	United Kingdom
Gallagher Bergvall AS	Norway
Gallagher Brasil Corretora de Seguros Ltda.	Brazil
Gallagher Brasil Corretores De Resseguros Ltda.	Brazil
Gallagher Brasil Holdings Ltda.	Brazil
Gallagher Buffalo, Inc.	New York
Gallagher Canada Acquisition Corporation	Canada
Gallagher Caribbean Group Limited	Saint Lucia
Gallagher Clean Energy, LLC	Delaware
Gallagher Colombia (UK) Holdings Limited	United Kingdom
Gallagher Colombia (UK) Limited	United Kingdom
Gallagher Communication Limited	United Kingdom
Gallagher Consulting Ltda	Colombia
Gallagher Corporate BenefitS Pty Ltd	Australia
Gallagher Corporate Services, LLC	Delaware
Gallagher Energy Risk Services Inc.	Canada
Gallagher European Holdings Limited	United Kingdom
Gallagher Fiduciary Advisors, LLC	Delaware
Gallagher Global Cash Management Limited	United Kingdom
Gallagher Holdings (UK) Limited	United Kingdom
Gallagher Holdings Japan, Inc.	Japan
Gallagher Insurance Brokers (Barbados) Limited	Barbados
Gallagher Insurance Brokers (Cayman) Limited	Cayman Islands
Gallagher Insurance Brokers (Hong Kong) Limited	Hong Kong
Gallagher Insurance Brokers (St. Kitts & Nevis) Limited	Saint Kitts and Nevis
Gallagher Insurance Brokers (St. Lucia) Limited	Saint Lucia
Gallagher Insurance Brokers (St. VIncent) Limited	Saint VIncent and the Grenadines
Gallagher Insurance Brokers Jamaica Limited	Jamaica
Gallagher Insurance Brokers Private Limited	India
Gallagher Interbrok Corretora de Seguros Ltda.	Brazil
Gallagher International Cash Management SRL	Barbados

Gallagher International Holdings (US) Inc.	Delaware
Gallagher Investment Advisors, LLC	Delaware
Gallagher Korea Insurance Brokers Limited	Korea, Republic of
Gallagher Mississippi Brokerage, LLC	Mississippi
Gallagher Parisco AS	Norway
Gallagher Re (Nordic) AS	Norway
Gallagher Re (Pty) Limited	South Africa
Gallagher RE (US), LLC	Delaware
Gallagher Re Bermuda Limited	Bermuda
Gallagher RE Canada Inc.	Canada
Gallagher Re GmbH	Germany
Gallagher RE Inc.	New York
Gallagher Re Italia S.p.A.	Italy
Gallagher Re Japan K.K.	Japan
Gallagher Re Labuan Limited	Malaysia
Gallagher Re Latin America Corretora de Resseguros Ltda.	Brazil
Gallagher Re Ltd	United Arab Emirates
Gallagher Re S.A.S.	France
Gallagher ReInsurance Australia Limited	Australia
Gallagher ReInsurance Brokers Bermuda Limited	Bermuda
Gallagher ReInsurance Brokers Miami, LLC	Delaware
Gallagher Risk Group LLC	Delaware
Gallagher Risk Placements Pty Ltd	Australia
Gallagher Securities Europe SAS	France
Gallagher Securities Inc.	Delaware
Gallagher Securities Limited	United Kingdom
Gallagher Service Center LLP	India
Gallagher Sigorta Ve Reasurans Brokerligi Anonim Sirketi	Turkey
Gallagher Voluntary Benefits, LLC	Delaware
Gallagher's Excellence Center for Agencies Limitada	Colombia
Gault Armstrong SARL	Australia
GBCare Texas HCN, LLC	Texas
GBCare, LLC	Delaware
GBS (Australia) Holdings Pty Ltd	Australia
GBS Administrators, Inc.	Washington
GBS Insurance and Financial Services, Inc.	Delaware
GBS Retirement Services, Inc.	New York
GBS Specialty Markets, LLC	Delaware
GGB Finance 1 Limited	United Kingdom
GGB Finance 2 Limited	United Kingdom
GGB Finance 3 Limited	United Kingdom
GGB Finance 4 Limited	United Kingdom
GGB Finance 5 Limited	United Kingdom
GILES Holdings Limited	United Kingdom
Global Financial Brokers Ltd.	Trinidad

Goggins Insurance Brokers Limited	Ireland
GPIS Limited	United Kingdom
GPL Assurance Inc.	Canada
Greenseed Alternative Managers Platform Ltd.	Bermuda
Harlequin Insurance PCC Limited	Guernsey
Healthcare Professionals Purchasing Group, LLC	Delaware
Heath Lambert Limited	United Kingdom
Heath Lambert Overseas Limited	United Kingdom
Heritage Insurance Brokers C.I. Limited	Guernsey
Hexagon Insurance PCC Limited	Guernsey
HFM Columbus Insurance Services Limited	United Kingdom
HMG - PCMS Limited	United Kingdom
Home and Travel Limited	United Kingdom
Honour Point Limited	United Kingdom
Horseshoe Re Limited	Bermuda
Howell & Ryan Limited	Ireland
IBS ReInsurance Brokers Singapore Pte. Ltd.	Singapore
Igloo Insurance PCC Limited	Guernsey
Innovu Bidco Limited	United Kingdom
Innovu Group Holding Company Limited	Ireland
Innovu Operations Limited	Ireland
Inspire Underwriting Limited	United Kingdom
Instrat Integration Holdco Pty Ltd.	Australia
Insurance Acquisitions Holdings Limited	United Kingdom
Insurance Dialogue Limited	United Kingdom
Insurance Plus Purchasing Group, LLC	Delaware
Insure My Villa Limited	United Kingdom
I-Protect Underwriting Pty Limited	Australia
ISure Pty Ltd	Australia
J C Richards Limited	United Kingdom
Just Landlords Insurance Services Ltd	United Kingdom
Lucas Fettes And Partners Limited	United Kingdom
Lucas Fettes Central Limited	United Kingdom
Lucas Fettes Limited	United Kingdom
MA Underwriting Pty Ltd	Australia
Manchester Underwriting Agencies Limited	United Kingdom
Manchester Underwriting Management Limited	United Kingdom
Mannequin Insurance PCC Limited	Guernsey
Matt Jensen Insurance Brokers Limited	New Zealand
Mecacem Insurance SPC, Ltd.	Cayman Islands
Medical Professional Indemnity Group Limited	United Kingdom
Mike Henry Insurance Brokers Limited	New Zealand
Mike Henry Insurance Funding Limited	New Zealand
Milne Alexander Pty Ltd	Australia
Monument Canada Inc.	Canada

Monument Insurance (NZ) Limited	New Zealand
Monument Premium Funding Limited	New Zealand
Mutual Brokers Pty. Limited	Australia
Nonprofit Insurance Risk Purchasing Group, LLC	California
Nordic Forsakring & Riskhantering AB	Sweden
Northern Keep Limited	United Kingdom
Nox II Ltd.	Ohio
OAMPS Ltd.	Australia
Offshore Market Placement Limited	New Zealand
Olayan Financing Company	Saudi Arabia
Osprey Insurance Brokers Company Limited	Malta
Oval EBT Trustees Limited	United Kingdom
Oval Insurance Broking Limited	United Kingdom
Oval Limited	United Kingdom
P.E. Kelly Insurances Limited	Ireland
Parish Council Insurance Brokers Ltd	United Kingdom
Pastel Holding (NZ) Company Limited	New Zealand
Pastel Holdings Pty Limited	Australia
Pastel Purchaser (NZ) Limited	New Zealand
Pastel Purchaser Pty Limited	Australia
Pavey Group Holdings (UK) Limited	United Kingdom
Pavey Group Holdings Limited	United Kingdom
Pavey Group Limited	United Kingdom
PCI-Perrault Consulting Inc.	Canada
Pelican Underwriting Management Limited	United Kingdom
Pen Underwriting Limited	United Kingdom
Pen Insurance Management Advisors, Ltd.	Bermuda
Plexstar Insurance Services Limited	United Kingdom
Plough Court Insurance Services Limited	United Kingdom
Portmore Insurance Brokers (Wiltshire) Ltd	United Kingdom
Portmore Insurance Brokers Limited	United Kingdom
Premier Insurance Services, Inc.	California
Professional Agents Risk Purchasing Group, Inc.	Delaware
Proinova AB	Sweden
Proinova Agency AB	Sweden
Pronto California Agency, LLC	Delaware
Pronto California General Agency, LLC	Delaware
Pronto Florida Claims, LLC	Delaware
Pronto Florida General Agency, LLC	Delaware
Pronto Franchise, LLC	Texas
Pronto General Agency Inc.	Texas
Pronto Insurance Agency of Laredo	Texas
Pronto Premium Finance, LLC	Texas
Property & Commercial Limited	United Kingdom
Property Insurance Initiatives Limited	United Kingdom

Prophet Group Limited	United Kingdom
Prophet Reports & Collections Ltd	United Kingdom
Prophet Trade Credit Ltd	United Kingdom
Protected Insurance Company Ltd.	Bermuda
Ptarmigan Underwriting Agency Limited	United Kingdom
Ptarmigan Underwriting UK Limited	United Kingdom
Purple Bridge Claims Management Limited	United Kingdom
Purple Bridge Finance Limited	United Kingdom
Purple Bridge Group Limited	United Kingdom
Purple Bridge Investments Limited	United Kingdom
Purple Bridge Online Services Limited	United Kingdom
Purple Bridge Publishing Limited	United Kingdom
Purpleline Limited	Ireland
Quantum Underwriting Solutions Limited	United Kingdom
Quillco 226 Limited	United Kingdom
Quillco 227 Limited	United Kingdom
Quoteline Direct Limited	United Kingdom
R.A. Rossborough (Guernsey) Limited	Guernsey
R.A. Rossborough (Insurance Brokers) Limited	Jersey
R.A. Rossborough Limited	Jersey
Real Estate Services Council Risk Purchasing Group, LLC	Nevada
Rentguard Limited	United Kingdom
Resilience Re Ltd.	Bermuda
RGA Referencing Limited	United Kingdom
RGA Underwriting Limited	United Kingdom
RHB Insurance Services Limited	United Kingdom
RIBA Insurance Agency Limited	United Kingdom
RIL Administrators (Guernsey) Limited	Guernsey
Risk Management Partners Ltd.	United Kingdom
Risk Placement Services, Inc.	Illinois
Risk Program Administrators LLC	Delaware
Risk Services (NW) Limited	United Kingdom
Risk Solutions Group Limited	United Kingdom
Rossborough Healthcare International Limited	Guernsey
Rossborough Insurance (IOM) l Limited	Isle of Man
Scholastic First Risk Purchasing Group, LLC	California
SEG Insurance Ltd.	Bermuda
Sentinel Indemnity, LLC	Delaware
Septagon Insurance PCC Limited	Guernsey
SMERI AB	Sweden
Srila Systems (Private) Limited	Sri Lanka
Stackhouse Fisher Limited	United Kingdom
Stackhouse Poland Bidco Limited	United Kingdom
Stackhouse Poland Group Limited	United Kingdom
Stackhouse Poland Holdings Ltd	United Kingdom

Stackhouse Poland Limited	United Kingdom
Stackhouse Poland Midco Limited	United Kingdom
Stafford Brokers Limited	United Kingdom
Stormclose Limited	United Kingdom
Strata Solicitors Ltd	United Kingdom
Super Advice Corporate Services Pty Ltd	Australia
Surecollect Limited	United Kingdom
Suttton Meears & Company Limited	United Kingdom
Symmetry Private Insurance Limited	United Kingdom
Talbot Deane Investments Limited	United Kingdom
Teesside Insurance Consultants Limited	United Kingdom
The Bollington Group (Holdings) Limited	United Kingdom
The EHE Group, LLC	Michigan
The Healthcare Management Company (UK) Limited	United Kingdom
Title & Covenant Brokers Ltd	United Kingdom
Title Investments Ltd	United Kingdom
Towerhill Insurance Underwriters Inc.	Canada
Uni - Care,Inc.	Illinois
Unoccupied Direct Limited	United Kingdom
Vasek Insurance Services Limited	United Kingdom
Verbag Versicherungsberatungs AG	Switzerland
W Burch & Son Limited	United Kingdom
Watson Laurie Holdings Ltd	United Kingdom
Watson Laurie Ltd	United Kingdom
Wexford Financial Services Limited	Ireland
Wexford Insurance Group Limited	Ireland
WHTC Ltd	United Kingdom
William Cullen and Sons Limited	Ireland
Wilsons Commercial Insurance Services Ltd	United Kingdom
Wim Corretora De Seguros Ltda.	Brazil
Wood Interbrok Participacoes Ltda.	Brazil
Wood Macvar Corretores De Seguros Ltda.	Brazil